Exhibit 10.1

AMENDMENT NO. 7 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 7 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of April 3, 2018, by and among BLACKROCK, INC., a Delaware corporation (the “Company”), the Designated Borrowers party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the banks and other financial institutions or entities party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 10, 2011 (as amended by that certain Amendment No. 1 to Five-Year Revolving Credit Agreement dated as of March 30, 2012, that certain Amendment No. 2 to Five-Year Revolving Credit Agreement dated as of March 28, 2013, that certain Amendment No. 3 to Five-Year Revolving Credit Agreement dated as of March 28, 2014, that certain Amendment No. 4 to Five-Year Revolving Credit Agreement dated as of April 2, 2015, that certain Amendment No. 5 to Five-Year Revolving Credit Agreement dated as of April 8, 2016, and that certain Amendment No. 6 to Five-Year Revolving Credit Agreement dated as of April 6, 2017, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Company Sublimit,” “Designated Borrower Sublimit,” “Japanese Yen Commitment” and “Maturity Date” in their entirety and replacing them with the following, respectively:

“‘Company Sublimit’ means $3,200,000,000, or such other amount as the Company has notified the Administrative Agent of by delivery to the Administrative Agent of a Company Sublimit Notice; provided that, in the event there is a Defaulting Lender, the Company Sublimit shall be reduced by such Defaulting Lender’s Commitment Percentage for so long as such Lender is a Defaulting Lender. For the avoidance of doubt, upon any such Defaulting Lender being deemed cured in accordance with Section 4.16(h), by replacement of such Defaulting Lender pursuant to Section 4.14(b) or otherwise, the reduction of the Company Sublimit shall be of no further effect.”

“‘Designated Borrower Sublimit’ means (a) with respect to BlackRock Group Limited, $1,500,000,000 and (b) with respect to any additional Designated Borrower, the amount reasonably determined by the Administrative Agent in consultation with the Company at the time such Subsidiary is added as a Designated Borrower pursuant to Section 2.9; provided that, in the event there is a Defaulting Lender, the Designated Borrower Sublimit shall be reduced by such Defaulting Lender’s Commitment Percentage for so long as such Lender is a Defaulting Lender.

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For the avoidance of doubt, upon any such Defaulting Lender being deemed cured in accordance with Section 4.16(h), by replacement of such Defaulting Lender pursuant to Section 4.14(b) or otherwise, the reduction of the Designated Borrower Sublimit shall be of no further effect.”

“‘Japanese Yen Commitment’ means the lesser of (a) Forty Five Million Dollars ($45,000,000) and (b) the Aggregate Revolving Commitments.”

“‘Maturity Date’ means the earliest to occur of (a) March 31, 2023 (as such date may be extended with respect to consenting Lenders pursuant to Section 2.10), (b) the date of termination by the Company pursuant to Section 2.6, or (c) the date of termination pursuant to Section 11.2(a).”

For the avoidance of doubt, the amendment of the definition of “Maturity Date” set forth above shall not constitute a utilization of the Company’s option to request extensions of the Maturity Date in respect of the Revolving Credit Facility pursuant to Section 2.10 of the Credit Agreement.

(b) Schedule 1.1(b) to the Credit Agreement is replaced with a revised Schedule 1.1(b) attached hereto as Exhibit A to this Amendment, which such Schedule 1.1(b) reflects the Commitments of all the Lenders and the L/C Fronting Commitments of all the Issuing Lenders upon the effectiveness of this Amendment.

(c) The cover page of the Credit Agreement is hereby amended such that Industrial and Commercial Bank of China Limited, New York Branch is designated as an additional Joint Lead Arranger, Joint Bookrunner and Documentation Agent thereunder.

3. Commitment Adjustments. Notwithstanding anything to the contrary in the Credit Agreement, each party hereto agrees (i) that solely with respect to any assignments required or desired to effectuate the purposes set forth in this Amendment, such assignments shall be deemed to be made in requisite amounts among the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by any applicable Assignment and Assumptions under the Credit Agreement and (ii) to any adjustments to be made to the Register to effectuate such reallocations and assignments. In connection therewith, any reallocation of Commitments among the applicable Lenders resulting from such adjustments, and any reallocation among the applicable Lenders of outstanding Loans resulting from such adjustments, shall, in each case, occur on the effective date of this Amendment in connection with this Amendment, and the Administrative Agent may make such adjustments between and among the Lenders in consultation with the Borrowers as are reasonably necessary to effectuate such adjustments, so that the Commitments are as set forth on the revised Schedule 1.1(b) attached hereto as Exhibit A as of the effectiveness of this Amendment. Notwithstanding anything to the contrary in Section 13.10(b) of the Credit Agreement or this Amendment, (i) no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments (all of which requirements are hereby waived), (ii) no fees shall be required to be paid to the Administrative Agent in connection with such assignments, and (iii) such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption; in each case, without limiting the requirement that each Lender shall be an Eligible Assignee.

4. Effectiveness. This Amendment shall become effective on the date when the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (a) counterparts of this Amendment executed by the Borrowers, the Guarantor and all of the Lenders and (b) payment of all fees, costs and expenses set forth in Sections 8(a) and (b) of this Amendment.

5. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its

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Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

6. Representations and Warranties. Each Borrower and Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

7. Acknowledgement and Reaffirmation. By their execution hereof, each Borrower and the Guarantor hereby expressly (a) consents to this Amendment and to the amendments to the Credit Agreement set forth herein, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such Borrower or the Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) acknowledges and agrees that this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8. Costs, Expenses and Taxes. The Company agrees to pay:

(a) in accordance with Section 13.3 of the Credit Agreement, but subject to the provisions set forth in Section 5 of that certain commitment letter dated as of March 9, 2018 from Wells Fargo and the other commitment parties thereto to the Company, all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities; and

(b) all fees payable pursuant to that certain letter agreement by and among the Company, Wells Fargo, Wells Fargo Securities and Citigroup Global Markets Inc., dated as of March 9, 2018.

9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (pdf) transmission shall be effective as delivery of a manually executed counterpart hereof.

10. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

11. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

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12. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives, all as of the day and year first written above.

BORROWERS:

BLACKROCK, INC., as Borrower and Guarantor

By:	/s/ Philippe Matsumoto
Name:	Philippe Matsumoto
Title:	Managing Director and Treasurer

BLACKROCK GROUP LIMITED, as Designated Borrower

By:	/s/ Colin Thomson
Name:	Colin Thomson
Title:	Managing Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, L/C Agent and Lender

By:	/s/ Megan Griffin
Name:	Megan Griffin
Title:	Vice President

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

CITIBANK, N.A., as Lender, Swingline Lender and Issuing Lender

By:	/s/ Erik Andersen
Name:	Erik Andersen
Title:	Vice President

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

BANK OF AMERICA, N.A., as Lender

By	/s/ Ankit Mehta
Name:	Ankit Mehta
Title:	Associate

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

BANK OF CHINA, NEW YORK BRANCH, as Lender

By:	/s/ Chen Xu
Name:	Chen Xu
Title:	President & CEO, U.S.A.

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

BARCLAYS BANK PLC, as Lender

By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistant Vice President

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

CREDIT SUISSE AG, Cayman Islands Branch, as Lender

By:	/s/ Doreen Bar
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Sophie Bulliard
Name:	Sophie Bulliard
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Douglas Darman
Name:	Douglas Darman
Title:	Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Kieran Patel
Name:	Kieran Patel
Title:	Managing Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as Lender

By:	/s/ Jeffrey Roth
Name:	Jeffrey Roth
Title:	Director

By:	/s/ Shulin Peng
Name:	Shulin Peng
Title:	Managing Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Jay Cyr
Name:	Jay Cyr
Title:	Executive Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

BNP PARIBAS, as Lender

By:	/s/ Marguerite L. Lebon
Name:	Marguerite L. Lebon
Title:	Vice President

By:	/s/ Jessica Broughton
Name:	Jessica Broughton
Title:	Vice President

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

MIZUHO BANK, LTD., as Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

ROYAL BANK OF CANADA, as Lender

By:	/s/ Alex Figueroa
Name:	Alex Figueroa
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Karen A. Gallagher
Name:	Karen A. Gallagher
Title:	Managing Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Joanne Carey
Name:	Joanne Carey
Title:	Vice President

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ Sean P. Kelly
Name:	Sean P. Kelly
Title:	Managing Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

BANCO SANTANDER, S.A., as Lender

By:	/s/ Ignacio Martin - Aragon
Name:	Ignacio Martin - Aragon
Title:	VP

By:	/s/ Paloma Garcia Castro
Name:	Isabel Pastor
Title:	VP

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Kevin Haskell
Name:	Kevin Haskell
Title:	Managing Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

SOCIETE GENERALE, as Lender

By:	/s/ Edith Hornick
Name:	Edith Hornick
Title:	Managing Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

THE ROYAL BANK OF SCOTLAND PLC (TRADING AS NATWEST MARKETS), as Lender

By:	/s/ Sinead Collister
Name:	Sinead Collister
Title:	Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

MUFG Bank, Ltd., as Lender

By:	/s/ Suzanne Ley
Name:	Suzanne Ley
Title:	Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender

By:	/s/ Robert Krevolin
Name:	Robert Krevolin
Title:	Managing Director

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

ING BANK N.V., as Lender

By:	/s/ L.G. Humme
Name:	L.G. Humme
Title:	Director

By:	/s/ GA Mollide
Name:	GA Mollide
Title:	Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as Lender

By:	/s/ John Stacconi
Name:	John Stacconi
Title:	Managing Director and Treasurer

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

NATIXIS LONDON BRANCH, as Lender

By:	/s/ Eric Le Brusq
Name:	Eric Le Brusq
Title:	Global head of Equity Derivatives

By:	/s/ Boris Bettini
Name:	Boris Bettini
Title:	Chief Risk Officer

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

STANDARD CHARTERED BANK, as Lender

By:	/s/ Daniel Mattern
Name:	Daniel Mattern
Title:	Associate Director

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and as the Japanese Yen Lender

By:	/s/ Keith J. Connolly
Name:	Keith J. Connolly
Title:	General Manager

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

THE TORONTO-DOMINION BANK NEW YORK BRANCH, as Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael F. Ugliarolo
Name:	Michael F. Ugliarolo
Title:	Vice President

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

STIFEL BANK & TRUST, as Lender

By:	/s/ Matthew L. Diehl
Name:	Matthew L. Diehl
Title:	Senior Vice President

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

BROWN BROTHERS HARRIMAN & CO., as Lender

By:	/s/ Ann Hobart
Name:	Ann Hobart
Title:	Senior Vice President

BlackRock, Inc.

Amendment No. 7 to Five-Year Revolving Credit Agreement (2018)

Signature Pages

Exhibit A

(to Amendment No. 7 to Five-Year Revolving Credit Agreement)

Schedule 1.1(b)

(to Five-Year Revolving Credit Agreement)

Commitments

	Revolving Credit Commitment	Revolving Commitment Percentage	USD Revolving Credit Commitment	USD Revolving Commitment Percentage	L/C Fronting Commitment	Swingline Commitment
Wells Fargo Bank, National Association	$200,000,000.00	5.4570%	—	—	$66,666,667.00	$200,000,000.00
Citibank, N.A.	$200,000,000.00	5.4570%	—	—	$66,666,667.00	$200,000,000.00
Bank of America, N.A.	$200,000,000.00	5.4570%	—	—
Bank of China, New York Branch	—	—	$200,000,000.00	59.7015%
Barclays Bank PLC	$200,000,000.00	5.4570%	—	—
Credit Suisse AG, Cayman Islands Branch	$200,000,000.00	5.4570%	—	—
Deutsche Bank AG New York Branch	$200,000,000.00	5.4570%	—	—
Goldman Sachs Bank USA	$200,000,000.00	5.4570%	—	—
HSBC Bank USA, National Association	$200,000,000.00	5.4570%	—	—
Industrial and Commercial Bank of China Limited, New York Branch	$200,000,000.00	5.4570%	—	—
JPMorgan Chase Bank, N.A.	$200,000,000.00	5.4570%	—	—		$200,000,000.00
Morgan Stanley Bank, N.A.	$200,000,000.00	5.4570%	—	—
BNP Paribas	$131,000,000.00	3.5744%	—	—
Mizuho Bank, Ltd.	$131,000,000.00	3.5744%	—	—
Royal Bank of Canada	$131,000,000.00	3.5744%	—	—
State Street Bank and Trust Company	$131,000,000.00	3.5744%	—	—
The Bank of New York Mellon	$131,000,000.00	3.5744%	—	—
Nomura Corporate Funding Americas, LLC	—	—	$110,000,000.00	32.8358%
Banco Santander, S.A.	$80,000,000.00	2.1828%	—	—
Credit Agricole Corporate & Investment Bank	$80,000,000.00	2.1828%	—	—
Societe Generale	$80,000,000.00	2.1828%	—	—
The Royal Bank of Scotland plc (trading as NatWest Markets)	$80,000,000.00	2.1828%	—	—
MUFG Bank, Ltd.	$65,000,000.00	1.7735%	—	—

Australia and New Zealand Banking Group Limited	$45,000,000.00	1.2278%	—	—
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$45,000,000.00	1.2278%	—	—
ING Bank N.V.	$45,000,000.00	1.2278%	—	—
Jefferies Leveraged Credit Products, LLC	$45,000,000.00	1.2278%	—	—
Natixis London Branch	$45,000,000.00	1.2278%	—	—
Standard Chartered Bank	$45,000,000.00	1.2278%	—	—
Sumitomo Mitsui Banking Corporation	$45,000,000.00	1.2278%	—	—
The Toronto-Dominion Bank New York Branch	$45,000,000.00	1.2278%	—	—
U.S. Bank National Association	$45,000,000.00	1.2278%	—	—
Stifel Bank & Trust	—	—	$25,000,000.00	7.4627%
Brown Brothers Harriman & Co.	$20,000,000.00	0.5457%	—	—
Total	$3,665,000,000.00	100.0000%	$335,000,000.00	100.0000%	$133,333,334.00	$600,000,000.00
Total of Revolving Credit Commitment plus USD Revolving Credit Commitment:	$4,000,000,000.00